                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15D OF
                           THE SECURITIES ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   FEBRUARY 21, 1997.



                         ADVANTAGE LIFE PRODUCTS, INC.
------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                  0-17414                        33-0213733
------------------------     ----------------------     -----------------------
(State of Incorporation)     (Commission File No.)         (I.R.S. Employer
                                                           Identification No.)


            1509 South Florida Avenue, Suite 3, Lakeland, FL 33803
------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:           (941) 686 - 2621
                                                        ----------------------

              13902 N. Dale Mabry, Suite 119, Tampa, Florida 33618
-------------------------------------------------------------------------------
  (Former name, former address and former fiscal year, if changed since last report.)

ITEM 5.  OTHER EVENTS.

The Advantage Life Products, Inc. ("Advantage Life" or the "Company") intends to file an Information Statement with the Securities and Exchange Commission to change the Company's name to Advantage Recreational Resorts, Inc. at its earliest possible convenience. This change is being made to more clearly align the Company name with the business of the Company, which is the ownership and management of recreational resorts and recreational vehicle ("RV") campgrounds.

ITEM 8.  CHANGE IN FISCAL YEAR.

It was decided by the Company's Board of Directors to change its fiscal year-end to that of its accounting acquirer as reported on Form 8K dated April 10, 1997, reporting events first occurring on February 21, 1997. The decision to change the Company's fiscal year-end was made by the Company's Board of Directors pursuant to a board resolution dated April 24, 1997. The date of the new fiscal year-end will be December 31, 1997. The transition period will be filed as part of Form 10QSB for the quarter ended June 30, 1997.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

On April 10, 1997, Advantage Life filed a Form 8K reporting the acquisition of Treasure Rockhound Ranches, Inc. ("Treasure Rockhound"), pursuant to an Agreement and Plan of Reorganization entered into by Advantage Life and its newly formed acquisition subsidiary dated February 21, 1997. For financial reporting purposes, the acquisition of Treasure Rockhound was accounted for as a reverse purchase acquisition under which the companies are recapitalized to include the historical financial information of Treasure Rockhound and the assets and liabilities of Advantage Life revalued to reflect the market value of Advantage Life's outstanding shares. As closing occurred in the middle of a month on February 21, 1997, the transaction has been recorded as of February 28, 1997. The following unaudited financial statements of Treasure Rockhound Ranches, Inc. and the proforma financial information are hereby included as required by Item 7(a) and (b) to Form 8-K.

(a)      Financial  Statements of Business Acquired.

         Unaudited Financial Statements of Treasure Rockhound Ranches, Inc. for the year ended December 31, 1996 are attached hereto and numbered F-1 through F-6. The audit for this period is currently in process and is expected to be completed shortly.

         Unaudited Financial Statements of Treasure Rockhound Ranches, Inc. for the two months ended February 28, 1997 are attached hereto and numbered F-7 through F-12.

(b)      Proforma Financial Information.

         Condensed Proforma Combined Statement of Operations for the nine months ended January 31, 1997 is attached hereto and numbered P-1.

         Insofar as the proforma information required is as of a date where actual results are available, this information is included in the attached
Exhibit 99.2, Unaudited Consolidated Financial Statements of Advantage Life Products, Inc. for the ten month period ended February 28, 1997.

(c)      Exhibits.

                  2.1 Agreement and Plan of Reorganization by and among Advantage Life, Advantage Life Acquisition, Treasure Rockhound, Channel America Broadcasting, Technology Holdings, Lipstein, Norton, Vietri and Roscom, dated February 21, 1997. (a)

                  99.1 Advantage Life press release dated February 26, 1997.
                       (a)

                  99.2 Unaudited Consolidated Financial Statements of Advantage
                       Life Products, Inc. for the ten month period ended February 28, 1997.



-------------------

          (a) Filed as an Exhibit to a report filed on Form 8K on April 10, 1997.




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   Date: April 30, 1997

                                   ADVANTAGE LIFE PRODUCTS, INC.


                                   By:  /s/  Donald R.Mastropietro
                                      -------------------------------
                                        Donald R. Mastropietro,
                                        Chief Financial Officer

                        TREASURE ROCKHOUND RANCHES, INC.
                            UNAUDITED BALANCE SHEET
                               DECEMBER 31, 1996



                                             ASSETS
CURRENT ASSETS:
  Cash                                                                                $    35,640
  Amount due from parent                                                                  724,422
  Note receivable                                                                          16,000
  Other current assets                                                                     17,796
                                                                                      -----------
   Total current assets                                                                   793,858
                                                                                      -----------
PROPERTY AND EQUIPMENT:
  Land and improvements                                                                 1,426,592
  Buildings and structures                                                                358,127
  Machinery and equipment                                                                 247,336
  Vehicles                                                                                 51,789
  Furniture and fixtures                                                                    4,106
  Office and computer equipment                                                             7,981
  Construction in progress                                                                 40,871
                                                                                      -----------
                                                                                        2,136,802
Less:  accumulated depreciation                                                          (403,826)
                                                                                      -----------
    Total property and equipment                                                        1,732,976
                                                                                      -----------
               TOTAL ASSETS                                                           $ 2,526,834
                                                                                      ===========

                          LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Notes payable and current portion of long-term debt                                 $    78,369
  Accounts payable                                                                         70,714
  Payroll taxes withheld                                                                   12,988
  Accrued liabilities                                                                      43,096
  Other current liabilities                                                                47,830
                                                                                      -----------
    Total current liabilities                                                             252,997
                                                                                      -----------
LONG-TERM DEBT:
  Long-term debt                                                                          437,155
  Deferred income - VIP leases                                                            313,570
  Refundable memberships                                                                   40,000
                                                                                      -----------
    Total long-term debt                                                                  790,725
                                                                                      -----------
               TOTAL LIABILITIES                                                        1,043,722
                                                                                      -----------

STOCKHOLDERS' EQUITY:
  Common stock, no par value; 10,000,000 shares authorized; 3,000,000 shares issued
    and outstanding                                                                     1,626,462

  Accumulated deficit                                                                    (143,350)
                                                                                      -----------
               TOTAL STOCKHOLDERS' EQUITY                                               1,483,112
                                                                                      -----------
                  TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                            $ 2,526,834
                                                                                      ===========


                       See notes to financial statements.

                        TREASURE ROCKHOUND RANCHES, INC.
                       UNAUDITED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996


REVENUES:
  Membership revenue-net            $ 572,669
  Campground revenue-net              305,507
                                    ---------

         Net revenue                  878,176

Cost of ranch operations              487,007
                                    ---------

NET MARGIN                            391,169
                                    ---------

OPERATING EXPENSES:
   Selling and marketing               50,695
   General and administration         374,774
                                    ---------

         Total operating expenses     425,469
                                    ---------

OPERATING LOSS                        (34,300)

OTHER INCOME (EXPENSES):
  Interest income                       1,050
  Interest expense                    (26,845)
  Other-net                             3,232
                                    ---------

NET LOSS                            $ (56,863)
                                    =========



                       See notes to financial statements.

                        TREASURE ROCKHOUND RANCHES, INC.

                  UNAUDITED STATEMENT OF STOCKHOLDERS' EQUITY


                                              Common Stock
                                       Shares       $                 Accumulated Deficit
                                     -----------------------------    --------------------
BALANCE, DECEMBER 31, 1995           3,000,000          $1,626,462         $ (86,487)

Net loss                                                                     (56,863)
                                     ---------          ----------         ---------

BALANCE, DECEMBER 31, 1996           3,000,000          $1,626,462         $(143,350)
                                     =========          ==========         =========




                       See notes to financial statements.

                        TREASURE ROCKHOUND RANCHES, INC.
                       UNAUDITED STATEMENT OF CASH FLOWS
                          YEAR ENDED DECEMBER 31, 1996


CASH FLOWS FROM OPERATING ACTIVITIES:


Net loss                                                             $ (56,863)
Adjustments to reconcile net income to net cash provided by
  operating activities:
Depreciation                                                            62,853
Increase in other current assets                                        (5,700)
Increase in accounts payable                                            43,620
Increase in other accrued expenses                                      56,105
                                                                     ---------

      Net cash provided by operations                                  100,015
                                                                     ---------

CASH FLOWS FROM INVESTING ACTIVITIES:

Capital expenditures                                                   (73,457)
Note receivable                                                        (36,835)
                                                                     ---------

      Net cash used in investing activities                           (110,292)
                                                                     ---------

CASH FLOWS FROM FINANCING ACTIVITIES:

Repayment of borrowings                                                305,141
Proceeds from borrowings                                              (340,727)
Proceeds from long-term leases                                          53,435
                                                                     ---------

      Net cash provided by financing activities                         17,849
                                                                     ---------

NET INCREASE (DECREASE) IN CASH                                          7,572

CASH, BEGINNING OF PERIOD                                               28,068
                                                                     ---------

CASH, END OF PERIOD                                                  $  35,640
                                                                     =========




                       See notes to financial statements.

                        TREASURE ROCKHOUND RANCHES, INC.
                    NOTES TO UNAUDITED FINANCIAL STATEMENTS

NOTE A - GENERAL

The financial statements of Treasure Rockhound Ranches, Inc., a Texas corporation ("Treasure Rockhound") as of December 31, 1996 and for the twelve months then ended are unaudited and, in the opinion of Treasure Rockhound, reflect all adjustments necessary for a fair presentation of such data.

Treasure Rockhound was incorporated in the state of Texas in 1975, and is currently a wholly-owned subsidiary of Technology Holdings, Inc., a Florida corporation ("Technology Holdings"). In 1990, Technology Holdings' parent, Channel America Broadcasting, Inc., fka EVRO Corporation, a Florida corporation ("Channel America"), purchased 100% of the stock of Treasure Rockhound. In 1995, Channel America transferred the ownership of the stock of Treasure Rockhound to Technology Holdings. Treasure Rockhound, operates 7 recreational vehicle parks in four southwestern states. Its private membership organization, Camper Ranch Club of America ("Camper Ranch Club"), offers its approximately 5,300 dues-paying members, daily or long-term leases on improved campsites at its various locations. Treasure Rockhound owns 5,100 acres and leases 7,300 acres from individuals, states and the federal government.

Treasure Rockhound caters to a growing trend in the hospitality field, namely remote, independent excursions into naturally pristine areas of the country. Parks are located in valleys, on mountains or near natural shorelines and offer RV travelers a different climate and culture in which to enjoy their leisure time.

The demographics of the RV vacationer are clearly defined, and their growth has shown steady, although not dramatic increases. Members of the Camper Ranch Club have year-round access to all of the fully managed Treasure Rockhound sites which provide electric and water hookups for their convenience and the opportunity to explore the natural beauty surrounding all ranch locations.


NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICES

    FISCAL YEAR - Treasure Rockhound has elected a fiscal year ending December
31.

    PROPERTY AND EQUIPMENT - Property and equipment is recorded at acquisition cost. Depreciation is provided using the straight-line method over the estimated lives of the assets. The costs of replacements, renewals, and repairs, which neither add materially to the value of the property nor appreciably prolong its life, are charged to expense as incurred.

    REVENUE RECOGNITION - Treasure Rockhound recognizes revenues from dues, rentals and memberships during the period of service. Revenues from long-term leases are amortized over the length of the lease.

    INCOME TAX - Since 1990, Channel America has consolidated the operations of Treasure Rockhound into its financials for both tax and financial reporting purposes. Therefore, no tax has been calculated and reported on the accompanying statements, nor have corporate tax returns been filed by Treasure Rockhound as a stand alone entity,


NOTE C - COMMON STOCK

COMMON STOCK - Treasure Rockhound has authorized 10,000,000 shares of common stock with no par value, of which 3,000,000 shares were issued and outstanding at December 31, 1996. All shares of common stock are held in escrow as collateral for the promissory note entered into between Channel America and an individual as part of Channel America's acquisition of Treasure Rockhound.

NOTE D - NOTE RECEIVABLE

In 1991, Treasure Rockhound sold a parcel of land and received as partial payment a promissory note of $70,000, having a mortgage on the land as collateral. The note bears interest at nine percent per annum, and is payable in seven annual payments of $10,000 plus interest. As of December 1, 1996, the outstanding balance was $20,000. In December 1996, Treasure Rockhound discounted the balance due on the note by 20% to accelerate payment of the note. As of December 31, 1996, the outstanding balance is $16,000, all of which is classified as a current asset. In January 1997, the full amount was paid to Treasure Rockhound.


NOTE E - NOTES PAYABLE AND LONG-TERM DEBT

Notes payable consists of the following:

Note payable to a individual at 10.0% per annum interest, payable in monthly installments of $5,000 including interest, due in
         2001, having common stock of Treasure Rockhound
         and land as collateral                                                $ 340,727

Note payable to a bank at 10.25% per annum interest, payable in monthly installments of $2,124 including interest, due in
         2000, having land as collateral                                          78,164

Note payable to a bank at 10.25% per annum interest, payable in monthly installments of $2,176 including interest, due in
         2000, having land as collateral                                          87,346

Various notes payable                                                              9,287
                                                                               ---------

                                                                                 515,524

                        Less current portion                                     (78,369)
                                                                               ---------

                                                                               $ 437,155
                                                                               =========

NOTE F - COMMITMENTS AND CONTINGENCIES

Prior to 1990, Treasure Rockhound sold memberships with refund provisions. Treasure Rockhound estimates that only a small percentage of the members will request refunds. At December 31, 1996, the total remaining memberships sold with a refund provision are approximately $200,000. Treasure Rockhound has recorded a liability for potential refunds of $40,000 as of December 31, 1996.

                       TREASURE ROCKHOUND RANCHES, INC.
                           UNAUDITED BALANCE SHEET
                              FEBRUARY 28, 1997



                                    ASSETS
CURRENT ASSETS:
  Cash                                                                                          $      548
  Note receivable                                                                                  801,638
  Other current assets                                                                              10,295
                                                                                                ----------
   Total current assets                                                                            812,481
                                                                                                ----------
PROPERTY AND EQUIPMENT:
  Land and improvements                                                                          1,426,592
  Buildings and structures                                                                         361,662
  Machinery and equipment                                                                          222,548
  Vehicles                                                                                          51,789
  Furniture and fixtures                                                                             2,864
  Office and computer equipment                                                                      8,278
  Construction in progress                                                                          37,916
                                                                                                ----------
                                                                                                 2,111,649
Less:  accumulated depreciation                                                                   (388,333)
                                                                                                ----------
   Total property and equipment                                                                  1,723,316
                                                                                                ----------
                  TOTAL ASSETS                                                                  $2,535,797
                                                                                                ==========

                     LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Notes payable and current portion of long-term debt                                           $   81,936
  Accounts payable                                                                                  87,020
  Payroll taxes withheld                                                                             3,175
  Accrued liabilities                                                                               36,371
  Other current liabilities                                                                         50,331
                                                                                                ----------
    Total current liabilities                                                                      258,833
                                                                                                ----------
LONG-TERM DEBT:
  Long-term debt                                                                                   413,771
  Deferred income - VIP leases                                                                     313,570
  Refundable memberships                                                                            40,000
                                                                                                ----------
     Total long-term debt                                                                          767,341
                                                                                                ----------
                  TOTAL LIABILITIES                                                              1,026,174
                                                                                                ----------
STOCKHOLDERS' EQUITY:
  Common stock, no par value; 10,000,000 shares authorized; 3,000,000 shares
    issued and outstanding                                                                       1,626,462
  Accumulated deficit                                                                             (116,839)
                                                                                                ----------
                  TOTAL STOCKHOLDERS' EQUITY                                                     1,509,623
                                                                                                ----------
                     TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                                   $2,535,797
                                                                                                ==========



                      See notes to financial statements.

                       TREASURE ROCKHOUND RANCHES, INC.
                      UNAUDITED STATEMENT OF OPERATIONS
                      TWO MONTHS ENDED FEBRUARY 28, 1997




REVENUES:
  Membership revenue-net                            $   47,176
  Campground revenue-net                                98,691
                                                    ----------
         Net revenue                                   145,867

Cost of ranch operations                                87,239
                                                    ----------

NET MARGIN                                              58,628
                                                    ----------

OPERATING EXPENSES:
  Selling and marketing                                  2,695
  General and administration                            33,252
                                                    ----------

         Total operating expenses                       35,947
                                                    ----------

OPERATING INCOME                                        22,681

OTHER INCOME (EXPENSES):
  Other-net                                              3,830
                                                    ----------

NET INCOME BEFORE TAXES                             $   26,511
                                                    ==========












                      See notes to financial statements.

                       TREASURE ROCKHOUND RANCHES, INC.
                 UNAUDITED STATEMENT OF STOCKHOLDERS' EQUITY



                                                            Common Stock
                                                     Shares                $            Accumulated Deficit
                                                    -----------------------------       -------------------
BALANCE, DECEMBER 31, 1996                          3,000,000          $1,626,462            $(143,350)

Net income                                                                                      26,511
                                                    ---------          ----------            ---------

BALANCE, FEBRUARY 28, 1997                          3,000,000          $1,626,462            $(116,839)
                                                    =========          ==========            =========































                      See notes to financial statements.

                       TREASURE ROCKHOUND RANCHES, INC.
                      UNAUDITED STATEMENT OF CASH FLOWS
                         YEAR ENDED FEBRUARY 28, 1997




CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                 $ 26,511
Adjustments to reconcile net income to net cash provided by
  operating activities:
Depreciation                                                                 10,630
Decrease in other current assets                                              7,500
Increase in accounts payable                                                 16,306
Decrease in other accrued expenses                                          (16,037)
                                                                           ---------

      Net cash provided by operations                                        44,910

CASH FLOWS FROM INVESTING ACTIVITIES:

Capital expenditures                                                          1,030
Note receivable                                                             (61,216)
                                                                           --------
      Net cash used in investing activities                                 (60,186)
                                                                           ---------

CASH FLOWS FROM FINANCING ACTIVITIES:

Repayment of borrowings                                                     (19,816)
                                                                           ---------
      Net cash used in by financing activities                              (19,816)
                                                                           ---------

NET INCREASE (DECREASE) IN CASH                                             (35,092)

CASH, BEGINNING OF PERIOD                                                    35,640

CASH, END OF PERIOD                                                        $    548
                                                                           ========






















                      See notes to financial statements.

                       TREASURE ROCKHOUND RANCHES, INC.
                   NOTES TO UNAUDITED FINANCIAL STATEMENTS


NOTE A - GENERAL

The financial statements of Treasure Rockhound Ranches, Inc., a Texas corporation ("Treasure Rockhound") as of February 28, 1997 and for the two months then ended are unaudited and, in the opinion of Treasure Rockhound, reflect all adjustments necessary for a fair presentation of such data.

Treasure Rockhound was incorporated in the state of Texas in 1975, and is currently a wholly-owned subsidiary of Advantage Life Products, Inc., a Delaware corporation ("Advantage Life"). In 1990, Channel America Broadcasting, Inc., fka EVRO Corporation, a Florida corporation ("Channel America"), purchased 100% of the stock of Treasure Rockhound. In 1995, Channel America transferred the ownership of the stock of Treasure Rockhound to its wholly-owned subsidiary Technology Holdings, Inc., a Florida corporation ("Technology Holdings"). On February 21, 1997, Advantage Life and its subsidiary, Advantage Life Acquisition One, Inc., a Florida corporation ("Advantage Life Acquisition"), entered into an Agreement and Plan of Reorganization by and among Advantage Life, Advantage Life Acquisition, Channel America, Technology Holdings, Vietri Investments, Ltd., a foreign corporation, Roscom, Ltd., a foreign corporation, Alan Lipstein, an individual and Gerald Norton, an individual, and acquired 100% of the issued and outstanding stock of Treasure Rockhound for 6,000,000 shares of Advantage Life's restricted common stock, a note payable to Technology Holdings for $750,000 and the assumption of certain liabilities of Technology Holdings totaling approximately $658,000.

Treasure Rockhound, operates 5 recreational vehicle ("RV") parks in three southwestern states. Its private membership organization, Camper Ranch Club of America ("Camper Ranch Club"), offers its approximately 5,300 dues-paying members, daily or long-term leases on improved campsites at its various locations. Treasure Rockhound owns 5,100 acres and leases 7,300 acres from individuals, states and the federal government.

Treasure Rockhound caters to a growing trend in the hospitality field, namely remote, independent excursions into naturally pristine areas of the country. Parks are located in valleys, on mountains or near natural shorelines and offer RV travelers a different climate and culture in which to enjoy their leisure time.

The demographics of the RV vacationer are clearly defined, and their growth has shown steady, although not dramatic increases. Members of the Camper Ranch Club have year-round access to all of the fully managed Treasure Rockhound sites which provide electric and water hookups for their convenience and the opportunity to explore the natural beauty surrounding all ranch locations.


NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICES

    FISCAL YEAR - Treasure Rockhound has elected a fiscal year ending December
31.

    PROPERTY AND EQUIPMENT - Property and equipment is recorded at acquisition cost. Depreciation is provided using the straight-line method over the estimated lives of the assets. The costs of replacements, renewals, and repairs, which neither add materially to the value of the property nor appreciably prolong its life, are charged to expense as incurred.

    REVENUE RECOGNITION - Treasure Rockhound recognizes revenues from dues, rentals and memberships during the period of service. Revenues from long-term leases are amortized over the length of the lease.

    INCOME TAX - Since 1990, Channel America has, and now Advantage Life will, consolidate the operations of Treasure Rockhound into its financials for both tax and financial reporting purposes. Therefore, no tax has been calculated and reported on the accompanying statements, nor have corporate tax returns been filed by Treasure Rockhound as a stand alone entity.


NOTE C - COMMON STOCK

COMMON STOCK - Treasure Rockhound has authorized 10,000,000 shares of common stock with no par value, of which 3,000,000 shares were issued and outstanding at December 31, 1996. All shares of common stock are held in escrow as collateral for the promissory note entered into for the acquisition of Treasure Rockhound.


NOTE D - NOTE RECEIVABLE

At the time of the sale of 100% of the stock of Treasure Rockhound to Advantage Life, Treasure Rockhound's parent, Technology Holdings, owed Treasure Rockhound $801,638 in inter-company debt. As part of the transaction, this debt was converted to a promissory note payable to Treasure Rockhound, and is recorded as such in current assets on the accompanying financial statements.


NOTE E - NOTES PAYABLE AND LONG-TERM DEBT

Notes payable consists of the following:


         Note payable to a individual at 10.0% per annum interest, payable in monthly installments of $5,000 including interest, due
                  2001, having common stock of the Treasure Rockhound
                  and land as collateral                                                             $338,567


         Note payable to a bank at 10.25% per annum interest, payable in monthly installments of $2,124 including interest, due
                  2000, having land as collateral                                                      75,219

         Note payable to a bank at 10.25% per annum interest, payable in monthly installments of $2,176 including interest, due 2000,
                  having land as collateral                                                            73,322

         Various notes payable                                                                          8,599
                                                                                                     --------

                                                                                                      495,707

                                                     Less current portion                             (81,936)
                                                                                                     --------

                                                                                                     $413,771
                                                                                                     ========



NOTE F - COMMITMENTS AND CONTINGENCIES

Prior to 1990, Treasure Rockhound sold memberships with refund provisions. Treasure Rockhound estimates that only a small percentage of the members will request refunds. At February 28, 1997, the total remaining memberships sold with a refund provision are approximately $200,000. Treasure Rockhound has recorded a liability for potential refunds of $40,000 as of February 28, 1997.

                         ADVANTAGE LIFE PRODUCTS, INC.
              CONDENSED PROFORMA COMBINED STATEMENT OF OPERATIONS
                   FOR THE NINE MONTHS ENDED JANUARY 31, 1997


         The Condensed Proforma Statement of Operations shown below for the nine months ended January 31, 1997, has been prepared as if Advantage Life had acquired Treasure Rockhound as of May 1, 1996, adjusted to reflect an increase in amortization resulting from goodwill recorded pursuant to the acquisition.



                                  Advantage         Treasure      Proforma
                                    Life           Rockhound     Adjustment          Combined
                                 ------------------------------------------------------------
Sales and revenues                         0     $   671,123               0      $   671,123

Cost of revenues                 $    25,407         407,671               0          433,078
                                 ------------------------------------------------------------
  Net margin                         (25,407)        263,452               0          238,045

Operating expenses                   666,654         285,726     $    94,812        1,047,192
                                 ------------------------------------------------------------
 Operating income (loss)            (692,061)        (22,274)        (94,812)        (809,147)

Other income (expenses)               (1,412)        (16,886)              0          (18,298)
                                 ------------------------------------------------------------
Net loss                         $  (693,473)    $   (39,160)    $   (94,812)     $  (827,445)
                                 ============================================================

Net loss per share                                                                $    (0.103)
                                                                                  ===========
Average number of common
 shares outstanding                                                                 8,025,687
                                                                                  ===========

                                  EXHIBIT 99.2




                  UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
                                       OF
                         ADVANTAGE LIFE PRODUCTS, INC.
                         FOR THE TEN MONTH PERIOD ENDED
                               FEBRUARY 28, 1997

                         ADVANTAGE LIFE PRODUCTS, INC.
                      UNAUDITED CONSOLIDATED BALANCE SHEET
                               FEBRUARY 28, 1997


                                    ASSETS

CURRENT ASSETS:
 Cash                                                                                     $        100
 Note receivable                                                                             1,600,000
 Other receivables                                                                              11,510
                                                                                           -----------
    Total current assets                                                                     1,611,610
                                                                                           -----------
PROPERTY AND EQUIPMENT:
  Land and improvements                                                                      1,426,592
  Buildings and structures                                                                     361,662
  Machinery and equipment                                                                      285,479
  Construction in progress                                                                      37,916
                                                                                           -----------
                                                                                             2,111,649
Less:  accumulated depreciation                                                               (388,333)
                                                                                           -----------
  Total property and equipment                                                               1,723,316
                                                                                           -----------
  Unamortized goodwill                                                                       2,275,476
                                                                                           -----------
            TOTAL ASSETS                                                                   $ 5,610,402
                                                                                           ===========

                     LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Notes payable and current portion of long-term debt                                      $    88,561
  Accounts payable                                                                           1,163,886
  Accrued royalties                                                                            518,696
  Other accrued expenses                                                                       209,443
  Other current liabilities                                                                    235,554
                                                                                           -----------
    Total current liabilities                                                                2,216,140
                                                                                           -----------

LONG-TERM DEBT:
  Long-term debt                                                                               413,771
  Deferred income - VIP leases                                                                 313,570
  Refundable memberships                                                                        40,000
                                                                                           -----------
      Total long-term debt                                                                     767,341
                                                                                           -----------
         TOTAL LIABILITIES                                                                   2,983,481
                                                                                           -----------
STOCKHOLDERS' EQUITY:
 Preferred stock, no par value; 1,250,000 authorized; 1,000,000 shares issued and
  outstanding                                                                                1,000,000
 Common stock, $0.16 par value; 25,000,000 shares authorized; 10,898,497 shares
  issued and outstanding                                                                     1,743,760
 Accumulated deficit                                                                          (116,839)
                                                                                           -----------

         TOTAL STOCKHOLDERS' EQUITY                                                          2,626,921
                                                                                           -----------
                 TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                                  $ 5,610,402
                                                                                           ===========




                See notes to consolidated financial statements.

                         ADVANTAGE LIFE PRODUCTS, INC.
                                  CONSOLIDATED
                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)


                                                TEN MONTHS ENDED
                                                FEBRUARY 28, 1997
                                                -----------------
REVENUES:
  Revenues                                       $   696,123
  Returns and allowances                             (25,000)
                                                 -----------
Net Revenues                                         671,123

COST AND EXPENSES:
  Cost of sales                                      407,671
  Selling, general and administration                285,726
                                                 -----------
Operating Loss                                       (22,274)

OTHER INCOME (EXPENSES):
  Other income (expense)                             (16,886)
                                                 -----------

NET LOSS                                         $   (39,160)
                                                 ===========

NET LOSS PER SHARE                               $    (0.016)
                                                 ===========

AVERAGE NUMBER OF COMMON
  SHARES OUTSTANDING                               2,434,534
                                                 ===========





                See notes to consolidated financial statements.

                         ADVANTAGE LIFE PRODUCTS, INC.
                                    NOTES TO
                       CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

NOTE A - GENERAL

The financial statements of Advantage Life Products, Inc., a Delaware corporation ("Advantage Life" or the "Company") as of February 28, 1997 and for the ten months then ended are unaudited and, in the opinion of Advantage Life, reflect all adjustments necessary for a fair presentation of such data and have been prepared on a basis consistent with the April 30, 1996 Audited Financial Statements. All such adjustments made were of a normal recurring nature. The Company's significant accounting policies are described in the notes to the April 30, 1996 Audited Financial Statements and there have been no material changes in significant accounting policies from those described therein.

The consolidated financial statements include the accounts of Advantage Life and its wholly-owned subsidiary, Treasure Rockhound Ranches, Inc., a Texas corporation ("Treasure Rockhound"). Advantage Life has one wholly-owned, inactive subsidiary, Environmental Professionals, Inc., a Florida corporation ("Environmental Professionals"), whose operations were discontinued in May, 1996.

In 1993, Advantage Life acquired the assets of Lasting Cosmetics, Inc. ("Lasting Cosmetics"), a privately owned, New York based cosmetics marketing company. In 1994, Lasting Cosmetics entered into a marketing and distribution agreement with Guthy-Renker Corporation for the distribution of a certain product via infomercials. Due to difficulties with the airing of the infomercials, Advantage Life attempted to sell the product to salons via direct marketing methods in early 1995. When direct marketing failed, the Company discontinued this operation and is currently in the process of winding up the affairs of Lasting Cosmetics.

In mid-1995, Advantage Life entered into an agreement and plan of merger under which Environmental Professionals, a New Jersey based environmental services firm would merge with Advantage Acquisition, Inc., a newly formed acquisition subsidiary of Advantage Life. The surviving entity would be Environmental Professionals. Environmental Professionals provided various environmental remediation services to industrial clients, major oil companies and environmental consultants. In May 1996, as the result of the insolvency of a major customer, and Environmental Professionals' inability to obtain other sources of funding, Environmental Professionals was unable to meet its current obligations and ceased operations. Environmental Professionals had pledged vehicles on loans to a bank, and in addition, had pledged all other assets, including its accounts receivable and tangible and intangible assets on a line of credit to the same bank. The bank filed an action and took possession of the assets of Environmental Professionals, and a Statutory Receiver was appointed in August of 1996. In light of the fact that Advantage Life does not have control of Environmental Professionals, and due to the fact that it is a non-operating subsidiary, management has decided to deconsolidate Environmental Professionals.

In September 1996, Advantage Life acquired all of the assets of Universal Mica Furniture, Inc. ("Universal Mica"), a retail home furniture store in Farmingdale, New York. Advantage Life paid $2,000,000 to Universal Mica by issuing 480,000 shares of its common stock and its promissory note in the original principal amount of $800,000 (the "Universal Mica Note"). In January 1997, this acquisition was rescinded, and the common stock of Advantage Life and the Universal Mica Note were returned to Advantage Life.

On February 21, 1997, Advantage Life and its newly formed acquisition subsidiary, Advantage Life Acquisition One, Inc. ("Advantage Life Acquisition"), entered into an Agreement and Plan of Reorganization (the "Agreement") by and among Advantage Life and its subsidiary, Advantage Life Acquisition and Channel America Broadcasting, Inc., a Florida corporation ("Channel America") and its subsidiary, Technology Holdings, Inc. ("Technology Holdings"), Vietri Investments, Ltd., a foreign corporation ("Vietri"), Roscom, Ltd., a foreign corporation ("Roscom"), Alan Lipstein, an individual ("Lipstein") and Gerald Norton, an individual ("Norton") and acquired 100% of the issued and outstanding stock of Technology Holdings' subsidiary, Treasure Rockhound, for 6,000,000 shares of Advantage Life's restricted common stock, a note payable to Technology Holdings for $750,000 and Advantage Life assumed certain liabilities of Technology Holdings totaling approximately $658,000. Advantage Life assumed the debts, liabilities and obligations of Treasure Rockhound set forth on the balance sheet of Treasure Rockhound contained in the Reorganization Agreement in the same manner as if Advantage Life had itself incurred them. In conjunction with this Agreement, Vietri, Roscom, Lipstein and Norton returned to Advantage Life a total of 6,700,000 shares of the Company's common stock, in return for forgiveness of all indebtedness owed to Advantage Life by Vietri, Roscom and Norton, and all but $600,000 of indebtedness owed to Advantage Life by Lipstein. Also in conjunction with this Agreement, Advantage Life agreed to sell Lipstein or his assigns a total of 5,000,000 shares of Advantage Life's Series A Preferred Stock for $1.00 per share.

The primary business of Treasure Rockhound is owning and operating recreational resorts and recreational vehicle ("RV") campgrounds located across the United States. Treasure Rockhound, in business since 1974, operates through its private membership organization, Camper Ranch Club of America ("Camper Ranch Club"), offering its members five recreational resorts located in Arizona, New Mexico and Texas. Treasure Rockhound owns approximately 5,100 acres and leases approximately 7,300 other acres from individuals, states and the federal government. Camper Ranch Club has a total membership of over 8,500 with 5,300 active dues-paying members.

The executive officers of Advantage Life, after the effective date of the Reorganization Agreement, are: Richard J. Diamond, President and Chief Executive Officer and Donald R. Mastropietro, Vice President of Finance, Chief Financial Officer, Treasurer and Secretary.

NOTE B - ACCOUNTING FOR THE ACQUISITION OF TREASURE ROCKHOUND RANCHES, INC.

On February 21, 1997, the Company acquired 100% of the issued and outstanding stock of Treasure Rockhound. For financial reporting purposes, the acquisition of Treasure Rockhound was accounted for as a reverse purchase acquisition under which the companies are recapitalized to include the historical financial information of Treasure Rockhound and the assets and liabilities of Advantage Life revalued to reflect the market value of Advantage Life's outstanding shares. As closing occurred in the middle of a month on February 21, 1997, the transaction has been recorded as of February 28, 1997. The only operating revenues that Advantage Life currently receives are those generated by Treasure Rockhound.

NOTE C - COMMON AND PREFERRED STOCK

COMMON STOCK - The Company has authorized 25,000,000 shares of common stock at $0.16 par value. As of February 28, 1997, 10,898,497 common shares are issued and outstanding.

In October 1994, Advantage Life effected a one for three reverse stock split. In August 1995, Advantage Life effected a one for twenty reverse stock split, and on the same date effected a 100% stock dividend. On June 24, 1996, Advantage Life effected a one for twenty reverse stock split. All common stock transactions have been retroactively restated for all periods presented as a result of these reverse stock splits and stock dividends.

In June 1996, Advantage Life issued 455 post-split shares to various shareholders to adjust for the one for twenty reverse stock split of June 24, 1996. In July 1996, Advantage Life entered into a Capital Stock Purchase Agreement for the sale of 300,000 shares to Vietri, an unrelated entity, for a promissory note from Vietri in the principal amount of $150,000 which matures August 31, 1997. In August 1996, Advantage Life entered into a Capital Stock Purchase Agreement for the sale of 200,000 shares to Cimtran, Ltd. ("Cimtran"), an unrelated entity, for a total consideration of $2,500,000. Under the terms of the agreement with Cimtran, Advantage Life was to receive $100,000 in cash and a promissory note from Cimtran in the principal amount of $2,400,000 with a maturity date of August 31, 1997. This agreement with Cimtran was subsequently rescinded. In October 1996, Advantage Life entered into a Capital Stock Purchase Agreement for the sale of 1,000,000 shares to Vietri for a total consideration of $500,000. Under the terms of this agreement with Vietri, Advantage received $85,000 in cash and a promissory note from Vietri in the principal amount of $415,000 which matures August 31, 1997.

During the quarter ended January 31, 1997, Advantage Life issued shares pursuant to a Capital Stock Purchase Agreement for the sale of 5,000,000 shares to Alan Lipstein, for a total consideration of $2,500,000. Under the terms of the agreement with Lipstein, Advantage Life received $100,000 in cash and a promissory note from Lipstein in the principal amount of $2,400,000 which matures August 31, 1997. Also during the quarter ended January 31, 1997, Advantage Life issued shares pursuant to a Capital Stock Purchase Agreement for the sale of 5,000,000 shares to Gerald Norton, for a total consideration of $2,500,000. Under the terms of the agreement with Norton, Advantage Life received a promissory note from Norton in the principal amount of $2,500,000 which matures August 31, 1997.

On February 21, 1997, Advantage Life and its newly formed subsidiary, Advantage Life Acquisition, entered into an Agreement and Plan of Reorganization by and among Advantage Life and its subsidiary, Advantage Life Acquisition, and Channel America and its subsidiary, Technology Holdings, (the "Agreement") to acquire 100% of the issued and outstanding stock of Technology Holdings' subsidiary, Treasure Rockhound, for 6,000,000 shares of Advantage Life's restricted common stock, a note payable to Technology Holdings for $750,000 and Advantage Life assumed certain liabilities of Technology Holdings totaling approximately $658,000. In conjunction with this Agreement, Vietri, Roscom, Lipstein and Norton agreed to return to Advantage Life a total of 6,700,000 shares of the Company's common stock in return for forgiveness of all indebtedness owed to Advantage Life by Vietri, Roscom and Norton, and all but $600,000 of indebtedness owed by Lipstein. The amount owed by Lipstein is classified as a note receivable on the accompanying unaudited consolidated balance sheet.

As of March 26, 1997, the Company has 10,898,497 common shares issued and outstanding.


PREFERRED STOCK - The Company has authorized 1,250,000 shares of preferred stock at no par value. Without the approval of the stockholders, the Company's Board of Directors has the power to designate and issue classes of preferred stock and determine the rights and preferences of each class of preferred stock. The rights and preferences of the preferred stock so determined may adversely affect the voting power and dividends of the common stock. As of April 30, 1996, no preferred shares were issued and outstanding. During the nine month period ended January 31, 1997, the Company's Board of Directors approved the issuance of 1,000,000 preferred shares. As of February 28, 1997, 1,000,000 shares of the Company's Series A Preferred Stock were issued and outstanding.

Series A Preferred Stock- The Board of Directors has established this series with 1,250,000 shares authorized, no par value.

The Series A Preferred Stock has no voting rights except as provided by operation of law, is not convertible into common stock, shall be entitled to receive dividends as declared by the Board of Directors and is redeemable by the Company.

On February 21, 1997, Advantage Life sold 1,000,000 shares of Series A Preferred Stock to Advantage Holdings, Inc. ("Advantage Holdings"), an unrelated entity, owned by Advantage Life's former President and Chairman of the Board, Alan Lipstein, in exchange for a promissory note totaling $1,000,000, the principal of which is payable in three equal annual installments beginning February 22, 1998. Interest, at an annual rate of 8%, shall be payable on the outstanding principal balance of the promissory note on a quarterly basis, and the preferred shares shall be held by Advantage Life as collateral for the transaction. The amount owed by Lipstein is classified as a note receivable on the accompanying unaudited consolidated balance sheet.

Advantage Holdings also has an option to acquire an additional 4,000,000 shares of preferred stock for a purchase price of $1.00 per share upon an increase of Advantage Life's authorized preferred stock from 1,250,000 to 25,000,000 shares.